UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 22, 2004
(Date of earliest event reported)

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-33275	11-3024080
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

489 Fifth Avenue, 32nd Floor, New York, New York 10017

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (212) 697-9660

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-1.1: UNDERWRITING AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 1.01. Entry Into a Material Definitive Agreement.

On December 16, 2004, Warren Resources, Inc. (the “Company”, “we” or “us”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company and KeyBanc Capital Markets, as representative (the “Representative”) of the several underwriters named in the Underwriting Agreement (the “Underwriters”), in connection with the Company’s initial public offering.

The Underwriting Agreement provides for, among other things, the sale by the Company of an aggregate of 9,500,000 shares to the Underwriters for sale to the public. In addition, the Underwriters have an option to buy up to an additional 1,425,000 shares from the Company to cover over-allotments, if any.

The Company, its executive officers, directors and certain of its stockholders, have agreed with the Underwriters not to dispose of or hedge any shares of the Company’s common stock during the period from the date of the Underwriting Agreement and continuing through the date 180 days after the date of the final prospectus related to the initial public offering, except for certain dispositions or with the prior written consent of the Representatives.

The Company has agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, hedging and investment banking services for the Company, for which they received or will receive customary fees and expenses.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein. The description of the Underwriting Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Item 7.01. Regulation FD Disclosure.

On December 17, 2004, the Company issued a press release related to the underwritten registered initial public offering of its common stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On December 22, 2004, the Company issued a press release related to the consummation of the underwritten registered initial public offering of its common stock. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

1.1 -	Underwriting Agreement dated as of December 16, 2004 by and among the Company and KeyBanc Capital Markets, as representative of the several underwriters named therein.

99.1	Press Release dated December 17, 2004.

99.2	Press Release dated December 22, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: December 22, 2004

WARREN RESOURCES, INC.
(Registrant)

By:	/s/ Norman F. Swanton

Norman F. Swanton,
Chairman and Chief Executive Officer